UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 13, 2005

                         AMALGAMATED TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-25007                              65-0656268
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       (Commission File Number)            (IRS Employer Identification No.)

       153 East 53rd St., 48th Fl., New York, NY                   10022
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       (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 521-5180
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      (d) On December 13, 2005, Barry Regenstein was appointed to the Board of Directors of Amalgamated Technologies, Inc. (the "Company") by unanimous vote of the directors, increasing the size of the Company's Board from two to three members. As the Company does not have any committees of the Board, Mr. Regenstein was not appointed to any committees.

      There are no arrangements or understandings between Mr. Regenstein and any other person pursuant to which Mr. Regenstein was selected as a director. There are no transactions to which the Company is a party and in which Mr. Regenstein had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mr. Regenstein has not previously held any positions with the Company. Mr. Regenstein has no family relations with any directors or executive officers of the Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2005                    Amalgamated Technologies, Inc.

                                            By:     /s/ Robert Ellin
                                            Name:   Robert Ellin
                                            Title:  President